UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K
CURRENT REPORT
(Amendment No. 1)

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 31, 2013 (August 15, 2103)

CPI AEROSTRUCTURES, INC.
(Exact Name of Registrant as Specified in Charter)

New York	001-11398	11-2520310
(State or other Jurisdiction	(Commission	(IRS Employer
of Incorporation	File Number	Identification No.)

91 Heartland Boulevard, Edgewood, New York	11717
(Adress of Principal Executive Offices)	(Zip Code)

(631) 586-5200
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

EXPLANATORY NOTE

As previously reported on a Current Report on Form 8-K filed by CPI Aerostructures, Inc. (the “Company”) on August 20, 2013 (the “Original 8-K”), the Company’s Board of Directors (the “Board”) voted to increase the size of the Board from five members to six and appointed Michael A. Faber to fill the newly created vacancy on the Board.

The sole purpose of this Amendment No. 1 to the Original 8-K is to disclose the committees of the Board to which Mr. Faber was appointed.  Item 5.02 of the Original 8-K is being amended and restated in its entirety to include this information.  This Amendment No. 1 does not modify or update any other disclosure contained in the Original 8-K.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 15, 2013, the Board of Directors of the Company voted to increase the size of the Board from five members to six.  Effective the same date, the Board has appointed Michael Faber to fill the newly created vacancy on the Company’s board of directors.

In connection with his appointment, Mr. Faber was granted, pursuant to the Company’s Performance Equity Plan 2009, a five-year, immediately exercisable option to purchase 2,185 shares of the Company’s common stock at an exercise price of $11.01 per share.  In accordance with the Company’s non-employee director compensation plan, Mr. Faber will receive an annual fee of $75,000, of which $24,750 shall be payable quarterly in cash and the remainder of which shall be payable in options to purchase shares of the Company’s common stock, the value of which will be calculated using the Black-Sholes option pricing model, granted on the first business day following January 1st of each year.  Mr. Faber’s compensation will be prorated for the current fiscal year.

On October 31, 2013, upon the recommendation of the Board’s Nominating and Corporate Governance Committee, the Board appointed Mr. Faber to serve on the Company’s Strategic Planning Committee and Nominating and Corporate Governance Committee.

 The Company issued a press release announcing the increase in the size of the Company’s Board of Directors and Mr. Faber’s appointment, which is filed herewith as Exhibit 99.1.

Item 9.01.               Financial Statements and Exhibits.

(d)  Exhibits

99.1	Press release, dated August 15, 2013, announcing increase in Board size and appointment of Michael A. Faber as a director. (1)

(1) Previously filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 6, 2013                                                                                                CPI AEROSTRUCTURES, INC.

By:	/s/ Douglas McCrosson
Douglas McCrosson
Chief Operating Officer